                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 1997


                       INTERMAGNETICS GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)


                         Commission File Number 1-11344



New York                                                     14-1537454
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


450 Old Niskayuna Road
Latham, New York                                12110
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (518) 782-1122

Item 7(a).    Financial Statements of Business Acquired (Medical Advances, Inc.)

         Audited financial statements as of December 31, 1996 together with auditor's report.

                             MEDICAL ADVANCES, INC.










                    REPORT ON AUDIT OF FINANCIAL STATEMENTS






                          YEAR ENDED DECEMBER 31, 1996






                            BONFIELD & COMPANY, S.C.

                               Bonfield & Company,
                                       S.C.
                          CERTIFIED PUBLIC ACCOUNTANTS

                                                              740 N. Plankinton
                                                     Milwaukee, Wisconsin 53203


                         REPORT OF INDEPENDENT AUDITORS
                         ------------------------------


Board of Directors
Medical Advances, Inc.
Milwaukee, Wisconsin

      We have audited the accompanying balance sheet of Medical Advances, Inc. (an S corporation) as of December 31, 1996 and 1995, and the related statements of earnings and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Advances, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                           /s/ Bonfield & Company, S.C.
                                               -------------------------------
                                               Certified Public Accountants

January 30, 1997
Milwaukee, Wisconsin

                             MEDICAL ADVANCES, INC.

                                  BALANCE SHEET

                           December 31, 1996 and 1995

                                                                                 1996                 1995
                                                                                 ----                 ----
                                   ASSETS
     CURRENT ASSETS:
        Cash and cash equivalents                                            $ 1,253,811         $    599,571
        Short-term investment - Note B                                           100,000
        Accounts receivable, less allowance for losses in
          collection of $40,000 in both years                                  1,243,239            1,048,061
        Inventories:
          Finished goods                                                         386,366              294,777
          Work in progress                                                       128,996               93,427
          Purchased parts                                                        219,515              273,852
                                                                             -----------         ------------
                                                                                 734,877              662,056
        Prepaid expenses and other current assets                                 83,867               69,269
                                                                             -----------         ------------
                                             TOTAL CURRENT ASSETS              3,415,794            2,378,957


      EQUIPMENT:
        Shop equipment                                                           156,410              162,777
        Research and development equipment                                       455,881              470,729
        Office furniture and equipment                                           488,294              462,224
        Transportation equipment                                                  19,619               16,585
                                                                             -----------         ------------
                                                                               1,120,204            1,112,315
        Less accumulated depreciation                                            816,951              800,052
                                                                             -----------         ------------
                                                                                 303,253              312,263


      OTHER ASSETS:
        Patent and license agreements, less accumulated
          amortization of $43,393 in 1996 and $35,534 in 1995                     17,974               21,866
        Split dollar insurance premiums due from officer                                               22,784
                                                                             -----------         ------------
                                                                                  17,974               44,650


                                                                             $ 3,737,021         $  2,735,870
                                                                             ===========         ============

                       See notes to financial statements.

                                                                               1996               1995
                                                                               ----               ----
                   LIABILITIES AND STOCKHOLDERS' EQUITY
                   ------------------------------------

         CURRENT LIABILITIES:
           Accounts payable                                               $    221,655       $    151,677
           Accrued expenses                                                    482,645            448,753
           Dividend payable - Note H                                           389,683
           Upgrade and warranty accrual                                         60,000             30,000
           Payments due within one year on long-term debt -
             Note C                                                                               118,889
                                                                           -----------        -----------
                                          TOTAL CURRENT LIABILITIES          1,153,983            749,319


         STOCKHOLDERS'EQUITY:
           Common stock, $.01 par value, 2,000,000 shares
             authorized, 100,004 shares issued                                   1,000              1,000
           Additional paid-in capital                                          336,316            336,316
           Retained earnings                                                 2,451,500          1,855,013
           Treasury stock - 7,662 shares at cost                              (205,778)          (205,778)
                                                                           -----------        -----------
                                                                             2,583,038          1,986,551


         COMMITMENTS - Note E

                                                                           -----------        -----------
                                                                           $  3,737,021       $ 2,735,870
                                                                           ============       ===========

                             MEDICAL ADVANCES, INC.

                   STATEMENT OF EARNINGS AND RETAINED EARNINGS
                   -------------------------------------------

                     Years ended December 31, 1996 and 1995


                                                                        1996                1995
                                                                        ----                ----
REVENUES:
 Net sales                                                          $ 7,604,071          $ 5,829,014
 Other income                                                            29,077               31,895
                                                                    -----------          -----------
                                                                      7,633,148            5,860,909


COSTS AND EXPENSES:
   Cost of sales                                                        ***                  ***
   Research, engineering and development expenses                       ***                  ***
   Selling, general and administrative expenses                         ***                  ***
   Interest expense                                                     ***                  ***
                                                                    -----------          -----------
                                                                        ***                  ***
                                                                    -----------          -----------
                                                  NET EARNINGS          ***                  ***


RETAINED EARNINGS:
   Beginning of year                                                    ***                  ***
   Less dividends paid and payable                                      ***                  ***
                                                                    -----------          -----------
   End of year                                                      $ 2,451,500          $ 1,855,013
                                                                    ===========          ===========

***Confidential Treatment Requested


                       See notes to financial statements.

                             MEDICAL ADVANCES, INC.

                             STATEMENT OF CASH FLOWS

                     Years ended December 31, 1996 and 1995

                                                                            1996                  1995
                                                                            ----                  ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings                                                         $ 1,835,705         $    904,439
   Adjustments to reconcile net earnings to net cash
    provided by operating activities:
      Depreciation and amortization                                         166,386              177,637
      Loss (gain) on sale of assets                                           7,730               (6,468)
      Change in allowance for losses in collection                                               (10,000)
      Change in accounts receivable                                        (195,178)            (135,712)
      Change in inventories                                                 (72,821)              40,373
      Change in other current assets                                        (14,598)             (21,552)
      Change in accounts payable                                             69,978               (7,348)
      Change in accrued expenses                                             33,892               78,010
      Change in upgrade and warranty accrual                                 30,000              (30,000)
                                                                        -----------          -----------
                     NET CASH PROVIDED BY
                                      OPERATING ACTIVITIES                1,861,094              989,379

 CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of short-term investment                                       (100,000)
   Purchases of equipment                                                  (159,947)            (126,339)
   Payments to acquire patents                                               (3,967)              (1,614)
   Proceeds from sale of assets                                               2,700               11,334
   Other                                                                     22,784
                                                                        -----------          -----------
                     NET CASH USED BY INVESTING ACTIVITIES                 (238,430)            (116,619)

 CASH FLOWS FROM FINANCING ACTIVITIES:
   Payments on notes payable to bank                                       (118,889)            (196,350)
   Payment on note issued to purchase treasury stock                                             (90,000)
   Payments on notes payable to officers                                                         (20,000)
   Dividends paid                                                          (849,535)             (46,171)
                                                                        -----------          -----------
                     NET CASH USED BY FINANCING ACTIVITIES                 (968,424)            (352,521)
                                                                        -----------          -----------
                                      NET INCREASE IN CASH                  654,240              520,239

 CASH AND CASH EQUIVALENTS:
   Beginning of year                                                        599,571               79,332
                                                                        -----------          -----------
   End of year                                                          $ 1,253,811          $   599,571
                                                                        ===========          ===========

                       See notes to financial statements.

                             MEDICAL ADVANCES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                     Years ended December 31, 1996 and 1995

Note A - Description of Company and summary of significant accounting policies:

         Description of Company:
           The Company manufactures and sells products that enhance the images produced by magnetic resonance equipment. Its sales are to medical care providers located throughout North and South America, Asia and Western Europe.

         Use of estimates:
           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and notes to financial statements. Actual results could differ from those estimates.

         Cash and cash equivalents:
           The Company treats all investments in highly liquid debt instruments purchased with a maturity of three months or less as cash equivalents on the Company's balance sheet. The Company maintains its cash in bank deposit accounts. The balances fluctuate greatly during the year and can exceed the federally insured limit of $100,000. Cash balances at December 31, 1996 exceeded the federally insured limit by approximately $1,060,000.

         Inventories:
           Inventories are stated at the lower of cost (first-in, first-out method) or market. Cost includes material, labor and manufacturing overhead.

         Depreciation:
           Equipment is stated at cost and depreciated over its estimated useful life using accelerated methods of depreciation.

         Amortization:
           Patent and license agreements are amortized over their estimated useful lives (five years) under the straight-line method.

         Taxes on income:
           The Company elected S corporation status effective January 1, 1993.
            Retained earnings at the date of the S election was $938,124. Taxable income of an S corporation is allocated to its shareholders who are personally liable for their share of income taxes.

Note B - Short term investment:

          In December, 1996, the Company purchased a $100,000 corporate bond that is classified as a security available for sale. The bond is carried at cost, which approximates fair market value plus accrued interest.

                             MEDICAL ADVANCES, INC.

Note C - Long term debt:

         Long term debt at December 31, 1995 consisted of a $118,889 note payable to bank that was repaid in 1996. The Company also has an unused $400,000 bank line of credit available at December 31, 1996. Substantially all of the Company's assets are pledged to support the line of credit.

Note D - Profit-sharing plan:

         The Company maintains a 401(k) profit-sharing plan that covers substantially all employees. Company matching or voluntary contributions are at the discretion of the Board of Directors. Costs and expenses include matching contributions of $39,880 in 1996 and $34,570 in 1995 and a voluntary contribution of $36,049 in 1996 and $35,826 in 1995.

Note E - Lease commitments, stock agreement:

         The Company rents its facilities under a lease that expires August 31, 1997. Costs and expenses include rent of $105,007 in 1996 and $101,695 in 1995. Future minimum rent payments due under the lease are approximately $68,000 through August, 1997.

         The Company has a right of refusal to purchase shares of stock offered for sale by its stockholders. The Company may also be required to purchase the stock of its stockholders upon their death at fair value payable over three years.

Note F - Supplemental cash flow information:

         Cash paid for interest expense was $*** in 1996 and $*** in 1995.

Note G - Major customer:

         One customer accounted for 18% of 1996 sales and 24% of 1995 sales.
          Accounts receivable from this customer totaled $276,882 at December 31, 1996 and $301,984 at December 31, 1995. Two other customers accounted for 12% and 10% of 1996 sales. Accounts receivable from these customers totaled $315,299 and $120,745 at December 31, 1996.

Note H - Dividends payable:

         The Company's board of Directors approved a dividend payment in December, 1996 of $389,683 which was paid in January, 1997.

***Confidential Treatment Requested
                                      - 6 -

Item 7(b).    Pro Forma Financial Information.

         Pro Forma Combined Condensed Balance Sheet of Intermagnetics General Corporation ("IGC") and Medical Advances, Inc. ("MAI") as of November 24, 1996 and Pro Forma Combined Condensed Summary of Operations for IGC and MAI for the six months ended November 24, 1996 and the twelve months ended May 26, 1996.



                                  INTRODUCTION
                                  ------------

         On March 11, 1997, Intermagnetics General Corporation ("Intermagnetics") acquired Medical Advances, Inc. ("MAI"), a Wisconsin corporation, pursuant to an Agreement and Plan of Reorganization and Merger, dated March 11, 1997 (the "Agreement"), among Intermagnetics, Intermagnetics Merger Sub, Inc., a wholly-owned subsidiary of Intermagnetics ("Merger Sub"), MAI, and the 19 stockholders of MAI named therein (the "Stockholders"). Pursuant to the Agreement, MAI was acquired by merger (the "Merger") of MAI into Merger Sub. In the Merger, all of the 92,342 shares of the outstanding common stock of MAI were exchanged for the Merger consideration, described below.

         The Merger consideration was arrived at by arm's length negotiation and consisted on an aggregate basis of approximately $4.5 million in cash, 652,168 shares of the common stock, par value $0.10 per share, of Intermagnetics (the "Intermagnetics Common Stock") and certain additional contingent rights ("Rights"), described below. The total value of the Merger consideration received by the Stockholders, exclusive of the Rights, was approximately $11.735 million. Each Stockholder received for each MAI share held by it approximately $48.73 in cash and approximately seven shares of Intermagnetics Common Stock.

         Pursuant to the rights, the Stockholders are entitled to receive up to a maximum aggregate 97,826.09 additional shares (the "Adjustment Shares") of Intermagnetics Common Stock if the average closing price of the Intermagnetics Common Stock (the "Adjusted Closing Price"), as reported on the American Stock Exchange for the period beginning on the first trading day after the Company issues a release on its revenues and earnings for its 1997 fiscal year and ending ninety calendar days later, is less than $11.50. The Adjustment Shares shall be calculated as that number of shares equal to (a) $7,500,000 divided by the greater of (i) $10.00 per share or (ii) the Adjusted Closing Price, minus
(b) $7,500,000 divided by $11.50 per share.

         Prior to the Merger, MAI was engaged in the business of manufacturing and distributing accessories used in Magnetic Resonance Imaging devices. All plant and equipment assets acquired in the Merger will continue to be used primarily as they were prior to the Merger .

          Intermagnetics General Corporation and Medical Advances, Inc.
                   Pro Forma Combined Condensed Balance Sheet
                                November 24, 1996
                 (Dollars in Thousands except per share amounts)
                                   (UNAUDITED)

The following unaudited Pro Forma Combined Condensed Balance Sheet, as of November 24, 1996, gives effect to the acquisition by Intermagnetics General Corporation (IGC) of Medical Advances, Inc. (MAI), which was consummated on March 11, 1997. The Pro Forma Condensed Balance Sheet should be read in conjunction with the related Pro Forma Condensed Summary of Operations and the notes to the Pro Forma Combined Condensed Financial Statements appearing elsewhere herein.

                                                            Historical                      Pro Forma           IGC - MAI
                                                            ----------                     Adjustments          Pro Forma
                                                     IGC               MAI                    Note 1             Combined
                                                     ---               ---                    ------             --------
                                                                                        IGC             MAI
                                                                                        ---             ---
ASSETS
Current Assets
  Cash and short-term investments                     $ 15,084        $ 1,126          $(4,568)          $ 0     $ 11,642
  Trade accounts receivable                             20,084          1,213                0             0       21,297
  Unbilled revenue                                       3,345              0                0             0        3,345
  Inventories                                           25,157            758                0             0       25,915
  Prepaid expenses & other current assets                1,804             78                0             0        1,882
                                                     ---------        -------          -------      --------    ---------
                                                        65,474          3,175           (4,568)            0       64,081
Buildings                                               15,403                               0             0       15,403
Machinery & equipment                                   33,607          1,113                0             0       34,720
Other property, plants & equipment                       5,305              0                0             0        5,305
                                                     ---------        -------          -------      --------    ---------
                                                        54,315          1,113                0             0       55,428
Less allowance for depreciation                        (26,946)          (820)               0             0      (27,756)
                                                     ---------        -------          -------      --------    ---------
Property, plant & equipment (net)                       27,369            303                0             0       27,672
Investments                                              7,796              0                0             0        7,796

Other Assets                                             7,825             30            9,368             0       17,223
                                                     ---------        -------          -------      --------    ---------
                                                     $ 108,464        $ 3,508          $ 4,800      $      0    $ 116,772
                                                     =========        =======          =======      ========    =========

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
  Current portion of long-term debt                    $ 2,400            $ 0              $ 0           $ 0      $ 2,400
  Accounts payable                                       4,074            163                0             0        4,237
  Salaries, wages and related expenses                   2,610            639                0             0        3,249
  Customer advances                                        471              0                0             0          471
  Other liabilities and accrued expenses                 2,788            271                0             0        3,059
                                                     ---------        -------          -------      --------    ---------
                                                        12,343          1,073                0             0       13,416
Long-Term Debt                                          29,275              0                0             0       29,275
Deferred Income Taxes                                      564              0                0             0          564
Shareholders' Equity
  Other equity                                          (3,187)         2,099            5,322        (2,099)       2,135
  Additional paid-in capital                            69,469            366            1,913          (336)      71,382
                                                     ---------        -------          -------      --------    ---------
                                                        66,282          2,435            7,235        (2,435)      73,517
                                                     ---------        -------          -------      --------    ---------
                                                     $ 108,464        $ 3,508          $ 7,235      $ (2,435)   $ 116,772
                                                     =========        =======          =======      ========    =========

          Intermagnetics General Corporation and Medical Advances, Inc.
               Pro Forma Combined Condensed Summary of Operations
                        Six Months Ended November 24, 1996
                 (Dollars in Thousands except per share amounts)
                                   (UNAUDITED)

The following unaudited Pro Forma Combined Condensed Summary of Operations as of November 24, 1996, gives effect to the acquisition by Intermagnetics General Corporation (IGC) of Medical Advances, Inc. (MAI), using the purchase method of accounting as if the acquisition had taken place at the beginning of IGC's current fiscal year. The Pro Forma Combined Condensed Summary of Operations should be read in conjunction with the related Pro Forma Combined Condensed Balance Sheet and the notes to the Pro Forma Combined Condensed Financial Statements appearing elsewhere herein.


                                                        Historical                      Pro Forma            IGC - MAI
                                                        ----------                     Adjustments           Pro Forma
                                                 IGC                   MAI               (Note 2)            Combined
                                                 ---                   ---               --------            --------
Net Sales                                      $ 44,630              $ 4,035                 $ 0            $ 48,665
Other Revenue                                     1,573                   10                (125)              1,458
                                             ----------              -------             -------          ----------
                                                 46,203                4,045                (125)             50,123

Costs and expenses:
 Costs of products sold                          31,109                  ***                 ***                 ***
 Product research and development                 3,196                  ***                                     ***
 Marketing, general and                           7,968                  ***                                     ***
administrative
 Interest and other expense                       1,070                  ***                                     ***
 Equity in net income of
   unconsolidated affiliate                         (77)                 ***                 ***                 ***
                                             ----------
                                                 43,266                  ***                 ***                 ***
Income before income taxes                        2,937                  ***                 ***                 ***
Provision for income taxes                        1,057                  ***                 ***                 ***
                                             ----------
NET INCOME                                    $   1,880                  ***                 ***                 ***
                                             ==========
NET INCOME  PER SHARE                         $    0.15                                                   $     0.17
                                             ==========                                                   ==========
(Primary and Fully diluted)
Weighted average shares outstanding
during period (Primary and Fully Diluted)    12,331,267                                                   12,331,267
Shares issued in acquisition                          0                                  652,168             652,168
                                             ----------                                  -------          ----------
Pro Forma Weighted average shares
  outstanding during period (Primary
  and Fully Diluted)                         12,331,267                                  652,168          12,983,435
                                             ==========                                  =======          ==========
(Primary
  and Fully Diluted)



*** Confidential Treatment Requested

          Intermagnetics General Corporation and Medical Advances, Inc.
               Pro Forma Combined Condensed Summary of Operations
                        Twelve Months Ended May 26, 1996
                (Dollars in Thousands, except per share amounts)
                                   (UNAUDITED)

The following unaudited Pro Forma Combined Condensed Summary of Operations as of May 26, 1996 gives effect to the acquisition by Intermagnetics General Corporation (IGC) of Medical Advances, Inc. (MAI), using the purchase method of accounting as if the acquisition had taken place at the beginning of IGC's 1996 fiscal year. The Pro Forma Combined Condensed Summary of Operations should be read in conjunction with the related Pro Forma Combined Condensed Balance Sheet and the notes to the Pro Forma Combined Condensed Financial Statements appearing elsewhere herein.

                                                                                      Pro Forma             IGC - MAI
                                                             Historical              Adjustments            Pro  Forma
                                                        IGC              MAI          (Note 3)               Combined
                                                        ---              ---          --------              ----------

Net Sales                                              $  88,467        $  5,998        $       0            $  94,465
Other Revenue                                              4,138              17             (250)               3,905
Realized gain on the sale of available for sale
  securities                                               1,414               0                0                1,414
                                                       ---------        --------        ---------            ---------
                                                          94,019           6,015             (250)              99,784

Costs and expenses:
 Costs of products sold                                   66,188             ***              ***                  ***
 Product research and development                          5,075             ***                                   ***
 Marketing, general and administrative                    12,502             ***                                   ***
 Interest and other expense                                2,624             ***                                   ***
 Equity in net loss of unconsolidated affiliate              748             ***              ***                  ***
                                                       ---------
                                                          87,137             ***              ***                  ***

Income before income taxes                                 6,882             ***              ***                  ***
Provision for income taxes                                 2,455             ***              ***                  ***
                                                       ---------
NET INCOME                                             $   4,427             ***              ***                  ***
                                                       ---------
NET INCOME PER SHARE                                   $    0.36                                            $     0.32
(Primary and Fully diluted)                           ==========                                            ==========
Weighted average shares outstanding during period
  (Primary and Fully Diluted)                         12,322,047                                0           12,322,047

Shares issued in acquisition                                   0                          652,168              652,168
                                                      ----------                         --------           ----------
Pro Forma Weighted average shares outstanding during
  period (Primary and Fully Diluted)                  12,322,047                          652,168           12,974,215
                                                      ==========                         ========           ==========

*** Confidential Treatment Requested

                     Notes to Pro Forma Financial Statements



NOTE 1

The Pro Forma Combined Condensed Balance Sheet includes adjustments as of the closing date to reflect the acquisition of MAI using the purchase method of accounting. The Pro Forma adjustments reflected in the Balance Sheet are as follows:

                                     Consideration for MAI
                                     ---------------------
                                         Cash       $  4,500
                                 Common Stock             16
                              Paid in Capital          1,913
                               Treasury Stock          5,306
                              Related Expense             68
                                                    --------
                          Total Consideration       $ 11,803
                                   MAI Equity         (2,435)
                                                    --------
                         Purchased Technology       $  9,368
                                                    ========
NOTE 2

In connection with the Pro Forma Combined Condensed Summary of Operations for period ended November 24, 1996, the following pro forma adjustments relating to the acquisition of MAI were made using the purchase consideration described elsewhere:

Decrease in interest income resulting from cash used in the transaction.                      ***

Amortization of excess purchase price over net assets acquired.                               ***

Decrease in income tax relating to reduced Interest Income.                  ***

Increase in income tax as MAI was a S Corporation.                           ***              ***

Decrease in net income.                                                                       ***

NOTE 3

In connection with the Pro Forma Combined Condensed Summary of Operations for period ended May 26, 1996, the following pro forma adjustments relating to the acquisition of MAI were made based on the purchase consideration described elsewhere:

Decrease in interest income resulting from cash used in the transaction.                      ***

Amortization of excess purchase price over net assets acquired.                               ***

Decrease in income tax relating to reduced interest income.                  ***

Increase in income tax as MAI was a S Corporation.                           ***              ***


Decrease in net income.                                                                       ***

*** Confidential Treatment Requested

Item 7(c).   Exhibits.

         23.  Consent of Independent Public Accountants.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERMAGNETICS GENERAL CORPORATION


Date: May 23, 1997                         By:   /s/ Carl H. Rosner
                                              -----------------------------
                                                    Carl H. Rosner
                                                    Chief Executive Officer

                                  EXHIBIT INDEX



           Exhibit No.              Description
           -----------              -----------

                23                  Consent of Independent Public Accountants